UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: March 31, 2006
                  Date of earliest event reported: March 28, 2006

                            ENCOMPASS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                        333-82608                 95-4756822
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



             1005 Terminal Way, Suite 110, Reno, NV         89502-2179
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (775) 324-8531

                            NOVA COMMUNICATIONS, INC.
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))









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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On March 28, 2006, the registrant completed the acquisition, through its second-tier subsidiary, Rotary Engine Technologies, Inc., ("RETI"), of certain assets of Rotary Engines, Inc., a privately-held company headquartered in Florida ("REI"). The acquisition of these assets will allow the registrant, through RETI to develop and manufacture rotary engines for industrial and marine applications.

The purchase price of the assets acquired consists of the registrant's convertible promissory note ("Note") in the principal amount of $2,960,000. The
Note is convertible at the option of REI into common stock of the registrant with a market value not to exceed $2,960,000, plus accrued interest, based on the closing bid price of the registrant's common stock as quoted on the OTC Bulletin Board on March 28, 2006.

In addition to the Asset Acquisition Agreement with REI, RETI entered into a Consulting Agreement with Scott Webber and an Employment Agreement with Larry Cooper. Mr. Webber and Mr. Cooper were the controlling shareholders of REI.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 28, 2006, the registrant completed the acquisition, through its second-tier subsidiary, Rotary Engine Technologies, Inc., ("RETI") of certain assets of Rotary Engines, Inc., a privately-held company headquartered in Florida ("REI"). The acquisition of these assets will allow the registrant, through RETI to develop and manufacture rotary engines for industrial and marine applications.

The purchase price of the assets acquired consists of the registrant's convertible promissory note ("Note") in the principal amount of $2,960,000. The
Note is convertible at the option of REI into common stock of the registrant with a market value not to exceed $2,960,000, plus accrued interest, based on the closing bid price of the registrant's common stock as quoted on the OTC Bulletin Board on March 28, 2006.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

On October 27, 2005, the registrant reported that it had completed the acquisition, through its wholly-owned subsidiary, Nacio Systems, Inc., of all of the assets of Nacio Systems, Inc., a California corporation (
Nacio-California"), based in Novato, California. Pursuant to the terms of the Asset Purchase Agreement, registrant has now issued 6,896,552 shares of its common stock to Nacio California.

The shares were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933 pursuant to section 4(2) thereof. The issuance of the shares was pursuant to a negotiated transaction not involving a public offering.

After the issuance of the shares to Nacio-California, the registrant will have 18,842,459 shares of common stock issued and outstanding.

ITEM 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Financial statements are not included with this initial report. Any required financial statements of the business acquired, or pro forma financial statements required by Article 11 of Regulation S-X, will be filed in a subsequent report within 71 days of the date of this initial report.

EXHIBIT NO.          DESCRIPTION

  10.1            Asset Acquisition Agreement
  10.2            Consulting Agreement with Scott Webber
  10.3            Employment Agreement with Larry Cooper

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Encompass Holdings, Inc.

                                             By: /s/ ARTHUR N. ROBINS
                                                 Chief Executive Officer
Dated: March 31, 2006